UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

The Sherwin-Williams Company

(Exact name of registrant as specified in its charter)

Ohio	1-04851	34-0526850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115-1075
(Address of principal executive offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Exchange Offers

On June 2, 2017, The Sherwin-Williams Company (“Sherwin-Williams”) settled its previously announced exchange offers and consent solicitations (the “Exchange Offers”) for (i) any and all 7.25% Notes due 2019 (the “Existing Valspar 2019 Notes”) issued by The Valspar Corporation (“Valspar”) and held by certain eligible holders for up to an aggregate principal amount of $300.0 million new 7.25% Senior Notes due 2019 (the “New Sherwin-Williams 2019 Notes”) issued by Sherwin-Williams and cash, (ii) any and all 4.20% Notes due 2022 (the “Existing Valspar 2022 Notes”) issued by Valspar and held by certain eligible holders for up to an aggregate principal amount of $400.0 million new 4.20% Senior Notes due 2022 (the “New Sherwin-Williams 2022 Notes”) issued by Sherwin-Williams and cash, (iii) any and all 3.30% Notes due 2025 (the “Existing Valspar 2025 Notes”) issued by Valspar and held by certain eligible holders for up to an aggregate principal amount of $250.0 million new 3.30% Senior Notes due 2025 (the “New Sherwin-Williams 2025 Notes”) issued by Sherwin-Williams and cash, (iv) any and all 3.95% Notes due 2026 (the “Existing Valspar 2026 Notes”) issued by Valspar and held by certain eligible holders for up to an aggregate principal amount of $350.0 million new 3.95% Senior Notes due 2026 (the “New Sherwin-Williams 2026 Notes”) issued by Sherwin-Williams and cash and (v) any and all 4.40% Notes due 2045 (the “Existing Valspar 2045 Notes”) issued by Valspar and held by certain eligible holders for up to an aggregate principal amount of $250.0 million new 4.40% Senior Notes due 2045 (the “New Sherwin-Williams 2045 Notes”) issued by Sherwin-Williams and cash, in each case, on the terms and subject to the conditions set forth in the Sherwin-Williams’ Offering Memorandum and Consent Solicitation Statement, dated May 2, 2017, as amended.

The Existing Valspar 2019 Notes, the Existing Valspar 2022 Notes, the Existing Valspar 2025 Notes, the Existing Valspar 2026 Notes and the Existing Valspar 2045 Notes are referred to herein collectively as the “Existing Valspar Notes.” The New Sherwin-Williams 2019 Notes, the New Sherwin-Williams 2022 Notes, the New Sherwin-Williams 2025 Notes, the New Sherwin-Williams 2026 Notes and the New Sherwin-Williams 2045 Notes are referred to herein collectively as the “New Sherwin-Williams Notes.” The Exchange Offers were made in connection with the acquisition of Valspar by Sherwin-Williams that closed on June 1, 2017.

New Sherwin-Williams Notes

Pursuant to the Exchange Offers, Sherwin-Williams issued approximately (i) $277,176,000 million in aggregate principal amount of New Sherwin-Williams 2019 Notes, (ii) $385,909,000 million in aggregate principal amount of New Sherwin-Williams 2022 Notes, (iii) $235,324,000 million in aggregate principal amount of New Sherwin-Williams 2025 Notes, (iv) $331,342,000 million in aggregate principal amount of New Sherwin-Williams 2026 Notes and (v) $248,354,000 million in aggregate principal amount of New Sherwin-Williams 2045 Notes.

The New Sherwin-Williams 2019 Notes mature on June 15, 2019 and bear interest at a rate of 7.25% per annum, payable semi-annually on June 15 and December 15 of each year. The New Sherwin-Williams 2022 Notes mature on January 15, 2022 and bear interest at a rate of 4.20% per annum, payable semi-annually on January 15 and July 15 of each year. The New Sherwin-Williams 2025 Notes mature on February 1, 2025 and bear interest at a rate of 3.30% per annum, payable semi-annually on February 1 and August 1 of each year. The New Sherwin-Williams 2026 Notes mature on January 15, 2026 and bear interest at a rate of 3.95% per annum, payable semi-annually on January 15 and July 15 of each year. The New Sherwin-Williams 2045 Notes mature on February 1, 2045 and bear interest at a rate of 4.40% per annum, payable semi-annually on February 1 and August 1 of each year.

The New Sherwin-Williams Notes are unsecured senior obligations of Sherwin-Williams and rank equally in right of payment with all of its other senior unsecured debt, are effectively subordinated to any of Sherwin-Williams’ secured debt to the extent of the value securing such debt and are structurally subordinated to the debt of Sherwin-Williams’ subsidiaries, including any debt of Valspar that remains outstanding. The New Sherwin-Williams Notes have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The terms of the New Sherwin-Williams Notes are governed by an indenture, dated as of July 31, 2015 (the “Base Indenture”), as supplemented with respect to the New Sherwin-Williams 2019 Notes by the eighth supplemental indenture, dated as of June 2, 2017 (the “Eighth Supplemental Indenture”), as supplemented with respect to the New Sherwin-Williams 2022 Notes by the ninth supplemental indenture, dated as of June 2, 2017 (the “Ninth Supplemental Indenture”), as supplemented with respect to the New Sherwin-Williams 2025 Notes by the tenth supplemental indenture, dated as of June 2, 2017 (the “Tenth Supplemental Indenture”), as supplemented with respect to the New Sherwin-Williams 2026 Notes by the eleventh supplemental indenture, dated as of June 2, 2017 (the “Eleventh Supplemental Indenture”), and as supplemented with respect to the New Sherwin-Williams 2045 Notes by the twelfth supplemental indenture, dated as of June 2, 2017 (the “Twelfth Supplemental Indenture,” and collectively with the Base Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture, Tenth Supplemental Indenture and Eleventh Supplemental Indenture, the “Indenture”), in each case by and between Sherwin-Williams and Wells Fargo Bank, National Association, as trustee. The Indenture contains customary covenants that, among other things, limit the ability of Sherwin-Williams, with certain exceptions, to incur debt secured by liens, engage in sale and leaseback transactions and enter into certain consolidations, mergers and transfers of all or substantially all of the assets of Sherwin-Williams and its subsidiaries, taken as a whole. In addition, upon the occurrence of a “change of control,” as defined in the Indenture, Sherwin-Williams is required to offer to repurchase the New Sherwin-Williams Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.

Sherwin-Williams may redeem the New Sherwin-Williams Notes of each series, in whole or in part, at Sherwin-Williams’ option, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the New Sherwin-Williams Notes to be redeemed and (ii) as determined by the Quotation Agent (as defined in the Indenture), the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the date of redemption) discounted to the date of redemption on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the Indenture) plus 50 basis points with respect to the New Sherwin-Williams 2019 Notes, 30 basis points with respect to the New Sherwin-Williams 2022 Notes, 25 basis points with respect to the New Sherwin-Williams 2025 Notes, 25 basis points with respect to the New Sherwin-Williams 2026 Notes and 35 basis points with respect to the New Sherwin-Williams 2045 Notes, plus, in either case, accrued and unpaid interest to, but not including, the date of redemption.

Notwithstanding the foregoing, if (i) the New Sherwin-Williams 2022 Notes are redeemed on or after October 15, 2021 (the date that is three months prior to their maturity date), the New Sherwin-Williams 2022 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the New Sherwin-Williams 2022 Notes to be redeemed plus accrued and unpaid interest to, but not including, the date of redemption, (ii) the New Sherwin-Williams 2025 Notes are redeemed on or after November 1, 2024 (the date that is three months prior to their maturity date), the New Sherwin-Williams 2025 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the New Sherwin-Williams 2025 Notes to be redeemed plus accrued and unpaid interest to, but not including, the date of redemption, (iii) the New Sherwin-Williams 2026 Notes are redeemed on or after October 15, 2025 (the date that is three months prior to their maturity date), the New Sherwin-Williams 2026 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the New Sherwin-Williams 2026 Notes to be redeemed plus accrued and unpaid interest to, but not including, the date of redemption and (iv) the New Sherwin-Williams 2045 Notes are redeemed on or after August 1, 2044 (the date that is six months prior to their maturity date), the New Sherwin-Williams 2045 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the New Sherwin-Williams 2045 Notes to be redeemed plus accrued and unpaid interest to, but not including, the date of redemption.

The Indenture contains customary events of default, including failure to make required payments of principal and interest, certain events of bankruptcy and insolvency and failure to make the required payment in connection with a Change of Control Triggering Event (as defined in the Indenture).

Registration Rights Agreement

In connection with the issuance of the New Sherwin-Williams Notes, Sherwin-Williams also entered into a registration rights agreement, dated June 2, 2017 (the “Registration Rights Agreement”), by and among Sherwin-Williams, as issuer, and each of Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as dealer managers (the “Dealer Managers”).

Under the Registration Rights Agreement, Sherwin-Williams agreed, among other things, to: (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the New Sherwin-Williams Notes within 180 days after June 2, 2017 (the “Settlement Date”); (ii) cause such exchange offer registration statement to be declared effective by the SEC within 270 days after the Settlement Date; (iii) keep such exchange offer registration statement effective until the closing of the exchange offers; and (iv) subject to certain limitations, cause the exchange offers to be consummated not later than 365 days following the Settlement Date.

If, among other events, the exchange offers are not consummated on or prior to the 365th day following the Settlement Date, Sherwin-Williams would be required to pay special additional interest, in an amount equal to 0.25% per annum of the principal amount of the New Sherwin-Williams Notes, for the first 90 days following default. Thereafter, the amount of special additional interest will increase to 0.50% per annum until the default is cured.

The Dealer Managers have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for Sherwin-Williams and its affiliates for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing descriptions of the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture and the Registration Rights Agreement are qualified in their entirety by reference to the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture and the Registration Rights Agreement, respectively, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Remaining Existing Valspar Notes

Following the consummation of the Exchange Offers, Valspar had outstanding approximately (i) $22,794,000 million in aggregate principal amount of Existing Valspar 2019 Notes, (ii) $14,091,000 million in aggregate principal amount of Existing Valspar 2022 Notes, (iii) $14,671,000 million in aggregate principal amount of Existing Valspar 2025 Notes, (iv) $18,658,000 million in aggregate principal amount of Existing Valspar 2026 Notes and (v) $1,631,000 million in aggregate principal amount of Existing Valspar 2045 Notes. The Existing Valspar Notes were issued under an indenture, dated as of April 24, 2002 (as supplemented and amended, the “Existing Valspar Notes Indenture”) by and among Valspar, U.S. Bank National Association, as Series Trustee, and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.), as Original Trustee. In connection with the Exchange Offers, Sherwin-Williams, on behalf of Valspar, solicited the consents of the holders of the Existing Valspar Notes to amend the Existing Valspar Notes Indenture to remove certain of the covenants, restrictive provisions and events of default. The Existing Valspar Notes are the senior unsecured obligations of Valspar.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Eighth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.2	Ninth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.3	Tenth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.4	Eleventh Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.5	Twelfth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

10.1	Registration Rights Agreement, dated June 2, 2017, by and among Sherwin-Williams, as issuer, and each of Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as dealer managers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date: June 5, 2017	By:	/s/ Catherine M. Kilbane Name: Catherine M. Kilbane Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

4.1	Eighth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.2	Ninth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.3	Tenth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.4	Eleventh Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

4.5	Twelfth Supplemental Indenture, dated June 2, 2017, by and between Sherwin-Williams and Wells Fargo Bank, National Association as Trustee (including Form of Note)

10.1	Registration Rights Agreement, dated June 2, 2017, by and among Sherwin-Williams, as issuer, and each of Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as dealer managers